

A strategic and disciplined approach to delivering long-term value

2023 Janney West Coast Bank CEO Forum

February 1 - 2, 2023

Bank of Marin Bancorp

Forward-Looking Statements

This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2021 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

GAAP to Non-GAAP Financial Measures

This presentation includes some non-GAAP financial measures as shown on page 12 of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on page 2 and 3 of our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on January 23, 2023.

Bank of Marin Bancorp

Headquarters	**Novato, California** Marin County, North of San Francisco
Employees, *full-time equivalent*	313
Assets	$4.1 billion
Market Capitalization	$527.0 million
Ticker	BMRC (Nasdaq Capital Markets)
Founded 1989	First branch opened in 1990

(As of December 31, 2022)

Recent awards:

BAUER
FIVE STAR BANK

RAYMOND JAMES®
COMMUNITY BANKERS CUP
AWARD
2014 - 2015 - 2016

San Francisco Business Times
CORPORATE PHILANTHROPY
SUMMIT & AWARDS
SINCE 2003

Piper Sandler
Sm-All Stars:
Class of 2020

275 Years of Combined Management Experience Through Various Economic Cycles



Tim Myers
President & Chief Executive Officer

- 26 years in finance and banking
- Joined Bank of Marin in 2007



Brandi Campbell
EVP, Retail Banking

- 33 years in banking
- Joined Bank of Marin in 2019



Tani Girton
EVP, Chief Financial Officer

- 38 years in financial services
- Joined Bank of Marin in 2013



Bob Gotelli
EVP, Human Resources

- 28 years of human resources experience
- Joined Bank of Marin in 2000



Rich Lewis
EVP, Chief Information Officer

- 26 years in financial services
- Joined Bank of Marin in 2020



Nikki Sloan
EVP, Commercial Banking

- 27 years in banking
- Joined Bank of Marin in 2021



Misako Stewart
EVP, Chief Credit Officer

- 30 years in banking
- Joined Bank of Marin in 2013



Nancy Rinaldi Boatright
SVP, Corporate Secretary

- 52 years in banking
- Joined Bank of Marin in 2002



Andrea Henderson
SVP, Director of Marketing

- 15 years of marketing experience
- Joined Bank of Marin in 2018

Delivering a relationship and community focused banking model on a regional scale

- 31 retail branches* and 8 commercial banking offices located across 10 counties.
- Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings.
- Strong deposit base with low-cost funding source for lending activity.


PLACER
SONOMA
NAPA
SACRAMENTO
AMADOR
MARIN
CONTRA COSTA
SF
ALAMEDA
SAN MATEO

** Number of retail branches as of December 31, 2022*

Balanced Approach to Growth Creates Long-Term Value

Total annual shareholder return averages 8.97% over 20 years[1]



$50.00
$40.00
$30.00
$20.00
$10.00
$—
1990
1995
2000
2005
2010
2015
2020
Q4 2022
$32.88[1]
$25.71[1]
Book Value per Common Share
Closing Stock Price

5 year average annual return: 1.67%[1]

10 year average annual return: 8.00%[1]

[1]*As of December 31, 2022*

Share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018.

Prudent, Sustainable Model for Loan Growth



Total Loans
($ billions)
$1.68
$1.76
$1.84
$2.09
$2.26 3
$2.09 3
PPP Loans: $3.5 million 1
2017
2018
2019
2020
2021
2022

Five-year compound annual loan growth rate: 4.51%[2]

[1] Net of $99 thousand in unrecognized PPP loan fees and costs.
[2] Compounded annual growth rate from December 31, 2017 to December 31, 2022.
[3] Includes ARB loan base acquired in Q3 2021.

	2017	2018	2019	2020	2021	2022
NPAs / Total Assets	0.02 %	0.03 %	0.01 %	0.32 %	0.21 %	0.07 %
NCO / Average Loans	0.01 %	— %	— %	— %	— %	— %

Disciplined underwriting standards mitigate risk and produce strong asset quality through economic cycles

Investment Securities, AOCI and Tangible Equity



As of December 31, 2022
AFS Securities (fair value)
45% of portfolio, 2.05% yield
18.1%
64.8%
12.7%
4.4%
HTM Securities (book value)
55% of portfolio, 2.48% yield
15.0%
75.5%
6.4%
3.1%
US Treas. and Agen. Securities
US. Agen. CMO/MBS/SBA
Municipals
Corporate



$480.0
$360.0
$240.0
$120.0
$—
Millions
80.0%
60.0%
40.0%
20.0%
—%
$371.0
35.0%
8.8%
Dec 2021
$37.3
$341.4
40.0%
8.0%
Mar 2022
$58.0
$331.0
42.0%
7.8%
Jun 2022
$80.0
$318.4
40.8%
7.5%
Sep 2022
$73.7
$334.2
42.8%
8.2%
Dec 2022
Tangible equity (net AOCI Impact)
Accumulated Other Comprehensive Loss
Tangible Equity/Tangible Assets
Accumulated Other Comprehensive Income
Investments/Total Assets

Low-Cost Deposit Base: A Key Competitive Advantage


Total Deposits
($ billions)
$2.15
$2.17
$2.34
$2.50
$3.81 2
$3.57 2
2017
2018
2019
2020
2021
2022

Q4 2022
Cost of Deposits 0.08%


Time Deposits, 3%
Interest Bearing DDA , 8%
Money Market, 28%
Savings, 9%
Non-Interest Bearing DDA, 52%

Five-year compound annual deposit growth rate: 10.70%[1]

[1] Compounded annual growth rate from December 31, 2017 to December 31, 2022.
[2] Includes ARB deposit base acquired in Q3 2021.

Tax Equivalent Net Interest Margin



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
3.96%
4.19%
4.16%
3.80%
3.90%
3.98%
3.58%
3.55%
3.38%
3.17%
3.21%
2.96%
3.54%
3.05%
3.80%
3.16%
3.26%
2017
2018
2019
2020
2021
Q1'22
Q2'22
Q3'22
Q4'22
Bank of Marin Bancorp
Peer Group Median 1

[1] *Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of Q3 2022.*

Deposit Betas

Actual Historical Interest Rates and Deposit Betas	Fed Funds Rate	Non-Maturity Interest Bearing Deposits	Beta	Total Deposits	Implied Beta
December 2015	0.25 %	0.15 %		0.08 %	
December 2018	2.50 %	0.20 %	2 %	0.10 %	1 %
February 2020 Peak (full cycle beta)		0.48 %	15 %	0.24 %	11 %

Deposit Betas Assumed in Net Interest Income Projection Rising Rate Scenarios	Non-Maturity Interest Bearing Deposit Beta	Total Deposits Implied Beta
Early 2022 Model	58 %	24 %
Most Recent 2022 Model	34 %	14 %

Non-maturity interest-bearing deposits cost 0.15% in Q4 2022, representing extremely low beta and flexibility for selective increases going forward.

Historical regressions are updated and model beta assumptions stress tested at least annually.

Disciplined Risk Management

Capital



15.0%
6.5%
15.0%
8.0%
15.9%
10.0%
9.6%
5.0%
8.2%
Common Equity Tier-One Risk-Based Capital
Total Tier-One Risk-Based Capital
Total Risk-Based Capital
Tier-One Leverage
Tangible Equity
Well Capitalized Threshold
Bank of Marin Bancorp (as of December 31, 2022)

Liquidity

- AFS portfolio > $800MM and 19% of total assets is nearly double pre-pandemic amount which represented 16% of assets
- $1.4 billion contingent liquidity (unencumbered securities and borrowing capacity)
- Systemic/idiosyncratic risk monitored daily; severe stress tests run quarterly

Interest Rate Risk

Reduced asset sensitivity to protect against recession and falling interest rates

Credit Risk

Allowance for credit losses to total and non-performing loans has grown.

	2018	2019	2020	2021	2022
ACL to Total Loans	0.90 %	0.90 %	1.10 %	1.02 %	1.10 %
ACL to Non-performing Loans	22.71x	73.86x	2.48x	2.75x	9.45x

Low Efficiency Ratio Demonstrates Disciplined Expense Control


70.0%
65.0%
60.0%
55.0%
50.0%
American River acq & early sub debt redemption
Bank of Napa acq
64.6%
63.9%
62.0%
57.3%
62.5%
55.2%
59.4%
55.6%
(Non-GAAP 57.5%²)
63.1%
61.7%
62.6%
59.1%
(Non-GAAP 57.5%²)
59.5%
55.7%
(Non-GAAP 54.8%²)
56.9%
52.2%
50.9%
2017
2018
2019
2020
2021
Q1'22
Q2'22
Q3'22
Q4'22
Bank of Marin Bancorp
Peer Group Median¹

[1] *Peer group includes major exchange-traded Western region banks with assets of $2 billion to $10 billion. Latest available peer data as of Q2 2022.*

[2] *Non-GAAP adjusted for merger-related expenses through Q2'22. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures.*

2022 & 2021 Results
(Adjusted for merger-related costs, where applicable)

Performance Measures	Q4'22	Q3'22	△ Q4'22 vs Q3'22	FY 2022	FY 2021	△ YTD 2022 vs YTD 2021
Earnings [1]	$12.9MM	$12.2MM	$0.7MM	$47.2MM	$38.1MM	$9.1MM
Diluted EPS [1]	$0.81	$0.76	$0.05	$2.96	$2.64	$0.32
Loan Originations [2]	$36.1MM	$52.2MM	$16.1MM	$240.2MM	$181.7MM	$58.5MM
Cost of Deposits	0.08 %	0.06 %	2 bps	0.06 %	0.07 %	1 bps
Tax Equivalent NIM	3.26 %	3.16 %	10 bps	3.11 %	3.17 %	6 bps[3]
Efficiency Ratio [1]	50.92 %	52.24 %	132 bps	53.77 %	57.51 %	374 bps
Return on Assets [1]	1.21 %	1.11 %	10 bps	1.10 %	1.08 %	2 bps
Return on Equity [1]	12.77 %	11.65 %	112 bps	11.31 %	9.67 %	164 bps
Dividend	$0.25	$0.25	$0.00	$0.98	$0.94	$0.04

[1] *FY 2022 and FY 2021 results are non-GAAP adjusted for merger-related expenses. Quarterly data are based on GAAP, as there were no merger-related costs resulting in non-GAAP adjustments for those quarters. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures.*

[2] *Excludes SBA PPP loans.*

[3] *Decrease primarily due to a higher proportion of average investment securities to average earning assets (44%) in 2022 and lower fee income from PPP loans.*

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousand, except share data; unaudited)	Year ended December 31, 2022	Year ended December 31, 2021
Net income		
Net income (GAAP)	$ 46,586	$ 33,228
Merger-related and conversion costs before tax benefits	858	6,458
Income tax benefit of merger-related expenses	(254)	(1,547)
Total merger-related and conversion costs, net of tax benefits	604	4,911
Comparable net income (non-GAAP)	$ 47,190	$ 38,139
Diluted earnings per share		
Weighted average diluted shares	15,969	14,422
Diluted earnings per share (GAAP)	$ 2.92	$ 2.30
Merger-related and conversion costs, net of tax benefits	0.04	0.34
Comparable diluted earnings per share (non-GAAP)	$ 2.96	$ 2.64
Return on average assets		
Average assets	$ 4,304,511	$ 3,537,163
Return on average assets (GAAP)	1.08 %	0.94 %
Comparable return on average assets (non-GAAP)	1.10 %	1.08 %
Return on average equity		
Average stockholders' equity	$ 417,344	$ 394,363
Return on average equity (GAAP)	11.16 %	8.43 %
Comparable return on average equity (non-GAAP)	11.31 %	9.67 %
Efficiency ratio		
Non-interest expense (GAAP)	$ 75,269	$ 72,638
Merger-related expenses	(858)	(6,458)
Non-interest expense (non-GAAP)	$ 74,411	$ 66,180
Net interest income	$ 127,492	$ 104,951
Non-interest income	$ 10,905	$ 10,132
Efficiency ratio (GAAP)	54.39 %	63.12 %
Comparable efficiency ratio (non-GAAP)	53.77 %	57.51 %

Peer Comparison Financial Measures

(Adjusted for acquisition-related costs)

Performance Measures (dollars in thousands)	BMRC Q3 2022	Peer Median Q3 2022	Percentile	BMRC FY 2021	Peer Median FY 2021	Percentile
Non-Interest Bearing/Total Deposits	52.60 %	38.50 %	100.0 %	50.16 %	37.60 %	95.3 %
Gross Loan Growth Rate (year-over-year)[1]	(6.80)%	16.50 %	NM	8.00 %	3.63 %	66.3 %
NPAs/Assets	0.26 %	0.16 %	32.1 %	0.21 %	0.15 %	35.7 %
Efficiency Ratio [2]	52.24 %	56.90 %	61.8 %	57.51 %	61.66 %	70.5 %
Return on Average Assets [2]	1.11 %	1.13 %	38.0 %	1.08 %	1.27 %	31.5 %
Return on Average Equity [2]	11.65 %	13.08 %	37.6 %	9.67 %	12.13 %	24.8 %
Tangible Common Equity/ Tangible Assets	7.45 %	8.15 %	27.2 %	8.76 %	9.24 %	38.8 %
Annualized Net Income [2] /FTE (302 and 328, respectively)	$ 161.20	$ 102.40	78.9 %	$ 116.30	$ 97.10	61.8 %

[1] *Includes AMRB acquisition-related loan growth.*

[2] *FY 2021 results are non-GAAP adjusted for merger-related expenses. Q3 2022 data are based on GAAP, as there were no merger-related costs resulting in non-GAAP adjustments in the quarter. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures.*

Peers are major exchange-traded U.S. Western-region banks with $2 billion to $10 billion in assets. Latest available peer data as of Q3 2022.
Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of September 30, 2022 and December 31, 2021.

Dependable Earnings and Dividend Growth


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
Dollars per share
Bank of Napa Acquisition & Tax Cuts and Jobs Act
$1.27
$16.0
$0.56
$2.33
$0.64
$2.48
$0.80
$2.22
$0.92
$2.30
$0.94
$2.92
$46.6
$0.98
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$MM
2017
2018
2019
2020
2021
2022
Earnings per Share[1]
Dividends per Share[1]
Net Income

[1] *Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018.*

Bank of Marin's Strategic Priorities

A strategic and disciplined approach to delivering long-term value

Drive high-quality **LOAN GROWTH**

Grow **NON-INTEREST INCOME**

Scale through **EFFICIENCY GAINS** and **ACQUISITIONS**

Invest in **TALENT** and **TECHNOLOGY**

Contact Us

Tim Myers
President & Chief Executive Officer
(415) 763-4970
timmyers@bankofmarin.com

Tani Girton
EVP, Chief Financial Officer
(415) 884-7781
tanigirton@bankofmarin.com

Media Requests:
Yahaira Garcia-Perea
Marketing & Corporate Communications Manager
(916) 231-6703
yahairagarcia-perea@bankofmarin.com